Exhibit 10.2

Execution Version

ESCROW RELEASE DATE ASSUMPTION AND JOINDER AGREEMENT (this “Assumption and Joinder Agreement”), dated as of January 25, 2024 among GN LOANCO, LLC, a Delaware limited liability company (“Escrow Borrower”), CLUE OPCO LLC, a Delaware limited liability company (“Borrower”), FORWARD AIR CORPORATION, a Tennessee corporation (“Parent Guarantor”), the Subsidiaries of Borrower party hereto (the “Subsidiary Guarantors” and, collectively with Parent Guarantor, the “Guarantors”) and CITIBANK, N.A., as administrative agent and collateral agent for the Lenders and L/C Issuers (together, with any permitted successors in such capacity, “Agent”).

W I T N E S S E T H :

WHEREAS on December 19, 2023 (the “Escrow Funding Date”), Escrow Borrower (i) borrowed $1,125,000,000 aggregate principal amount of Term B Loans under the Credit Agreement (the “Credit Agreement”), dated as of the Escrow Funding Date, by and among, inter alia, Escrow Borrower and Agent, and (ii) deposited the proceeds of the Term B Loans and other funds into the Escrow Account; and

WHEREAS on the Escrow Release Date, (i) Parent Guarantor, Borrower and the Subsidiary Guarantors shall enter into this Assumption and Joinder Agreement substantially simultaneously with the release of the proceeds of the Term B Loans and the other Escrowed Property from the Escrow Account, and then (ii) immediately after the completion of the actions set forth in the foregoing clause (i), the Escrow Merger shall occur.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Escrow Borrower, Borrower and the Guarantors mutually covenant and agree for the benefit of Agent, the L/C Issuers and the Lenders as follows:

1. Agreement to Assume. Borrower hereby assumes all of the Obligations of Escrow Borrower under the Credit Agreement and hereafter shall be deemed to be “Borrower” for all purposes under the Credit Agreement and the other Loan Documents.

2. Agreement to Guarantee. Each Guarantor hereby agrees, jointly and severally with each other Guarantor, to unconditionally guarantee Borrower’s Obligations on the terms and subject to the conditions set forth in Article 13 of the Credit Agreement and to be bound as a Guarantor by all the other applicable provisions of the Credit Agreement.

3. Ratification of Credit Agreement; Assumption and Joinder Agreement Part of Credit Agreement. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Assumption and Joinder Agreement shall form a part of the Credit Agreement for all purposes, and Agent, each L/C Issuer and each Lender shall be bound hereby.

4. Governing Law. THIS ASSUMPTION AND JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5. Counterparts. This Assumption and Joinder Agreement may be executed in any number of separate counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. The words “executed,” and words of like import in this Assumption and Joinder Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

6. Section Titles. The Section titles contained in this Assumption and Joinder Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

7. Effectiveness; Successors and Assigns. This Assumption and Joinder Agreement shall become effective when it shall have been executed by Escrow Borrower, Borrower, the Guarantors and Agent. Thereafter, it shall be binding upon and inure to the benefit of, but only to the benefit of, Borrower, the Guarantors, Agent, each L/C Issuer and each Lender, and their respective successors and permitted assigns.

8. Severability. Wherever possible, each provision of this Assumption and Joinder Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assumption and Joinder Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Assumption and Joinder Agreement.

9. Amendments and Modification. This Assumption and Joinder Agreement may be amended, modified, or supplemented only as permitted by the Credit Agreement and by written agreement of each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Joinder Agreement to be duly executed as of the date first above written.

GN LOANCO, LLC, as Escrow Borrower

By:	/s/ Rebecca Garbrick
Name: Rebecca Garbrick
Title: Chief Financial Officer and Treasurer

CLUE OPCO LLC, as Borrower

By:	/s/ Rebecca Garbrick
Name: Rebecca Garbrick
Title: Chief Financial Officer and Treasurer

FORWARD AIR CORPORATION, as Parent Guarantor

By:	/s/ Rebecca Garbrick
Name: Rebecca Garbrick
Title: Chief Financial Officer and Treasurer

[Signature Page to Assumption and Joinder Agreement]

CENTRAL STATES TRUCKING LLC

FACSBI, LLC

FAF, LLC

FORWARD AIR LOGISTICS SERVICES, LLC

FORWARD AIR ROYALTY, LLC

FORWARD AIR SERVICES, LLC

FORWARD AIR TECHNOLOGY AND LOGISTICS SERVICES, LLC

FORWARD AIR, LLC

TAF, LLC

TOWNE AIR FREIGHT, LLC

TOWNE HOLDINGS, LLC

TQI HOLDINGS, LLC

TQI LLC

A G WORLD TRANSPORT, INC.

AG CUSTOMS BROKERAGE, INC.

BIGGER, FARTHER, FASTER, LLC

EPIC FREIGHT SOLUTIONS LLC

GROUND EXPRESS SERVICE, INC.

IVIA SERVICES, LLC

MACH 1 AIR SERVICES (HONG KONG), LLC

MACH 1 AIR SERVICES (MEXICO), LLC

MACH 1 AIR SERVICES, LLC

MACH 1 GLOBAL SERVICES (INDIA), LLC

MACH 1 GLOBAL SERVICES (INDONESIA), LLC

MACH 1 GLOBAL SERVICES (U.A.E.), LLC

MILLHOUSE EXPRESS SERVICES, LLC

MILLHOUSE LOGISTICS SERVICES, LLC

OMNI HOLDCO, LLC

OMNI INTERMEDIATE HOLDINGS, LLC

OMNI LOGISTICS, LLC

OMNI NEWCO, LLC

OMNI PARENT, LLC

OMNI TRADE SERVICES, LLC

PACIFIC LOGISTICS, LLC

TRINITY LOGISTICS USA, INC,

each as a Subsidiary Guarantor

By:	/s/ Rebecca Garbrick
Name: Rebecca Garbrick
Title: Chief Financial Officer and Treasurer

[Signature Page to Assumption and Joinder Agreement]

CITIBANK, N.A., AS CREDIT AGREEMENT AGENT

By:	/s/ Joythi Narayanan
Name: Joythi Narayanan
Title: Vice President

[Signature Page to Assumption and Joinder Agreement]